UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2012

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On January 19, 2012, Eastman Kodak Company (the “Company”) and its U.S. domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), case number 12-10202.

On April 27, 2012, the Debtors filed their monthly operating report as of and for the period ending March 31, 2012 (the “Monthly Operating Report”) with the Bankruptcy Court.  The March Monthly Operating Report is attached as Exhibit 99.1.

The Monthly Operating Report does not reflect the Company’s international businesses that were not part of the Bankruptcy Filing.  Further, the financial information of the Debtors includes costs for which the Debtors are responsible on behalf of the entire Company.  The Monthly Operating Report also includes other items such as transactions with non-debtor entities that are eliminated in the consolidated results, among other things, and excludes normal quarterly adjustments.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities in that section.

Cautionary Statement Regarding Financial Operating Data

The Monthly Operating Report is limited in scope, covers limited time periods and has been prepared solely for the purpose of complying with the Bankruptcy Court’s monthly reporting requirements, including the Debtors’ use of assets and cash position.  The Monthly Operating Report was not prepared in accordance with U.S. GAAP, has not been audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation.

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.  Unlike the information required in the Company’s quarterly and annual financial statements filed pursuant to the Securities Exchange Act of 1934 (the “Securities Exchange Act”), the Monthly Operating Report contains  information that may not be indicative of the Company’s financial condition or operating results for the periods that would be reflected in the Company’s financial statements or in its reports filed pursuant to the Securities Exchange Act, and are not comparable with those filings.  There can be no assurance that from the perspective of an investor or potential investor in the Company’s securities, that the Monthly Operating Report is complete.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Common Stock and Other Securities

The Company cannot predict what the ultimate value of any of its common stock or other securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

(99.1)	Monthly Operating Report as of and for the period ended March 31, 2012 filed with the United States Bankruptcy Court for the Southern District of New York.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   EASTMAN KODAK COMPANY

                    By:  /s/ Eric Samuels

                                                Eric Samuels
                    Chief Accounting Officer and Corporate Controller
                    Eastman Kodak Company

 Date:  April 27, 2012

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1) Monthly Operating Report as of and for the period ended March 31, 2012 filed with the United States Bankruptcy Court for the Southern District of New York.